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                                                                     Exhibit 1.4

                                 FMC CORPORATION

                               3,250,000 Shares/1/
                                  Common Stock
                                ($.10 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                                    June 5, 2002

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     FMC Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 3,250,000 shares of its Common Stock, $.10 par value per share (the "Underwritten Shares"). The Company also proposes to grant to the Underwriters an option to purchase up to 487,500 additional shares of Common Stock to cover over-allotments (the "Option Shares"; the Option Shares, together with the Underwritten Shares, being hereinafter called the "Shares"). The shares of Common Stock, $.10 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. If there shall be only one person, firm or corporation named as an addressee above, the term "Representatives" as used herein shall mean that person, firm or corporation. If there shall be only one person, firm or corporation named in Schedule I hereto, the term "Underwriters" as used herein shall mean that person, firm or corporation.

     The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-59543), which has become effective, for the registration under the Securities Act, of certain equity and other securities (the "Shelf Securities") to be issued from time to time by the Company. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Shares and the plan of distribution thereof and has previously advised you of all further information with respect to the Company to be set forth therein. The registration statement, including the prospectus contained therein and the exhibits thereto, as amended at the date of this Agreement, is hereinafter referred to as the Registration Statement and the related prospectus covering the Shelf Securities is hereinafter referred to as the Basic Prospectus. Any preliminary form of the prospectus filed with the Commission pursuant to

----------
/1/ Plus an option to purchase from the Company up to 487,500 additional Shares to cover over-allotments.

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Rule 424 shall be referred to as a preliminary prospectus. The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Shares, including any preliminary prospectus, is hereinafter called the Prospectus. All references to the Registration Statement, the Basic Prospectus, a preliminary prospectus and the Prospectus include the documents incorporated therein by reference.

     1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the knowledge of the Company, no proceedings for such purpose are pending before or threatened by the Commission.

     (b) Each document filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act, and the rules and regulations thereunder, and, when read together and with the other information in the Prospectus, on the date of the Prospectus and on the Closing Date (as defined below) and on any date on which Option Shares are purchased, if such date is not the Closing Date (each a "settlement date"), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; (ii) the Registration Statement complied on the date it became effective (the "Effective Date") in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (iii) each preliminary prospectus filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (iv) the Prospectus (and any supplement thereto), as of its date and as of the Closing Date and on any settlement date, will comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder; (v) on the Effective Date and at the date and time of execution and delivery of this Agreement (the "Execution Time"), the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (vi) as of its date and as of the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (A) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939 of the trustee under the Indenture, and (B) statements or omissions in the Registration Statement, the Basic Prospectus or the Prospectus based upon information furnished to the Company in writing by any Underwriter through you expressly for use therein.

     (c) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

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     (d) The shares of Common Stock outstanding prior to the issuance of the
Shares have been duly authorized and are validly issued, fully paid and non-assessable.

     (e) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The certificates for the Shares are in valid and sufficient form.

     (f) The Company is validly existing as a corporation in good standing under the laws of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) (a "Material Adverse Effect"), and has all corporate power and authority under its certificate of incorporation, bylaws and the laws of the State of Delaware to own, lease and operate its properties and conduct its business as described in the Prospectus.

     (g) Each significant subsidiary of the Company (as defined in Regulation S-X promulgated by the Commission) (individually a "Subsidiary" and collectively the "Subsidiaries") of the Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

     (h) The outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and, except as disclosed in the Prospectus (exclusive of any supplement thereto), are owned by the Company or a wholly-owned subsidiary of the Company to the extent described therein free and clear of all liens and encumbrances and any other adverse claims (other than directors' qualifying shares);

     (i) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company.

     (j) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or any entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (k) No authorization, consent, approval or order of any court or governmental agency or body in the United States or any state or political subdivision thereof is required for the issuance, sale or performance of the Company's obligations with respect to the Shares, in the manner contemplated by this Agreement, except such as are specified and have been obtained


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and such as may be required by the securities or blue sky laws of the various states in connection with the purchase and distribution of the Shares by the Underwriters.

     (l) Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (i) the organizational documents of the Company or any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the subsidiaries or any of its or their properties; except in the case of (ii) and (iii) above for any such conflicts, breaches or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or have the effect of preventing the Company from performing any of its obligations under this Agreement.

     (m) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     (n) The consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus, together with the notes thereto, present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

     (o) KPMG LLP, who have certified certain financial statements included or incorporated by reference in the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the applicable published rules and regulations thereunder.

     (p) There is no action, suit or proceeding pending or threatened against or affecting the Company or any of its subsidiaries or any of its or their properties before or by any court, governmental official, commission, board of other administrative agency or arbitrator that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) has a reasonable probability (taking into account the exhaustion of all appeals) of having, individually or in the aggregate, a Material Adverse Effect, except as disclosed in the Prospectus (exclusive of any supplement thereto), or that in any manner questions the validity of this Agreement or the Shares.


                                       4

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     (q) Neither the Company nor any subsidiary is in violation or default of
(i) any provision of its organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the case of (ii) and (iii) above for any such violations or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (r) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     (s) No subsidiary of the Company, other than FMC Wyoming Corporation, is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or to any other subsidiary of the Company.

     (t) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

     (u) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     (v) In the ordinary course of business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any

                                       5

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related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     (w) Other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company (i) the Company and its subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, confidential information, proprietary rights and processes ("Intellectual Property") necessary for the operation of the business of the Company and its subsidiaries as described in the Prospectus and have taken all steps reasonably necessary to secure assignments of such Intellectual Property from their respective employees and contractors; (ii) to the Company's knowledge, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its subsidiaries, or any of their respective directors or executive officers or any of their respective employees or consultants; and (iii) the Company and its subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their own confidential information. Neither the Company, nor any of its subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and the Company and its subsidiaries have not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company or any of its subsidiaries must license or refrain from using any intellectual property rights of any third party) which, if the subject of any unfavorable decision, ruling or finding would, individually or in the aggregate, have a Material Adverse Effect.

     (x) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     2. Purchase and Sale. (a) The Company hereby agrees to sell to the several Underwriters, and the Underwriters, in reliance upon the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective numbers of Shares set forth in Schedule I hereto opposite their names at $31.25 per share (the "purchase price").

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     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 487,500 Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date (the "Option Closing Date"). The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            (c) The Company hereby agrees that, without your prior written consent, it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Prospectus, other than (i) the Shares to be sold hereunder and (ii) issuances of shares of Common Stock sold by the Company upon the exercise of any outstanding options or pursuant to existing stock option and incentive plans.

     3. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     4. Delivery and Payment. Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on June 12, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Shares (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of

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the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 hereof

     5. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters hereunder shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the Execution Time and the Closing Date and any settlement date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) The Prospectus shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the Securities Act within the prescribed time period and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission.

     (b) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any supplement thereto), there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, from that set forth in the Prospectus (exclusive of any supplement thereto), the effect of which, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

     (c) Subsequent to the Execution Time, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

     (d) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the President or any Vice President of the Company and by the principal financial or accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement and the Prospectus, any supplements to the Prospectus and this Agreement and that:

         (i) no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to such officers' knowledge, threatened by the Commission;

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          (ii)  the representations and warranties of the Company contained herein are true and correct as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date; and

          (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, from that set forth in the Prospectus (exclusive of any supplement thereto).

     The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (e) You shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

          (ii) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights pursuant to the Certificate of Incorporation of the Company; the form of stock certificate for the Common Stock of the Company complies with the applicable requirements of the Delaware General Corporation Law;

          (iii) this Agreement has been duly authorized, executed and delivered by the Company;

          (iv) no authorization, consent, approval or order of any court or governmental agency or body in the United States or any state or political subdivision thereof is required for the issuance, sale or performance of the Company's obligations with respect to the Shares, in the manner contemplated by this Agreement, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the purchase and distribution of the Shares by the Underwriters;

          (v) the statements (A) in the Prospectus under "General Description of the Offered Securities" and under "Description of the Common Stock" and
     (B) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material

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     respects the information called for with respect to such legal matters, documents and proceedings;

          (vi) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or any entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

          (vii) such counsel is of the opinion that the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and schedules and other financial data and that part of the Registration Statement that constitutes the Form T-1 referred to above, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder; and

          (viii) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); such counsel is not aware that any stop order suspending the effectiveness thereof has been issued or any proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

     Such counsel shall also have furnished to you a written statement, in form and substance satisfactory to you, to the effect that nothing has come to such counsel's attention that causes them to believe that (except for financial statements and schedules and other financial data and except for that part of the Registration Statement that constitutes the Form T-1 referred to above) the Registration Statement as of the Effective Date or as of the Execution Time contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     With respect to the preceding paragraph, Morgan, Lewis & Bockius LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but is without independent check or verification except as specified. The opinion of Morgan, Lewis & Bockius LLP described in paragraph (e) above shall be rendered to you at the request of the Company and shall so state therein.

     Such opinion may be limited to the federal laws of the United States, the laws of the Commonwealth of Pennsylvania and the State of New York and the Delaware General Corporation Law.

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     (f)  You shall have received on the Closing Date an opinion of the General
Counsel or Assistant General Counsel for the Company, dated the Closing Date, to the effect that:

          (i) the Company is validly existing as a corporation in good standing under the laws of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, and has all corporate power and authority under its certificate of incorporation, bylaws and the laws of the State of Delaware to own, lease and operate its properties and conduct its business as described in the Prospectus;

          (ii) each Subsidiary of the Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

          (iii) to the knowledge of such counsel, the outstanding shares of capital stock of each Subsidiary (as defined above) have been duly and validly authorized and issued and are fully paid and non-assessable and, except as disclosed in the Prospectus (exclusive of any supplement thereto), are owned by the Company or a wholly-owned subsidiary of the Company to the extent described therein free and clear of all liens and encumbrances and any other adverse claims (other than directors' qualifying shares);

          (iv) to the knowledge of such counsel, there is no action, suit or proceeding pending or threatened against or affecting the Company or any of its subsidiaries or any of its or their properties before or by any court, governmental official, commission, board of other administrative agency or arbitrator that (A) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (B) has a reasonable probability (taking into account the exhaustion of all appeals) of having, individually or in the aggregate, a Material Adverse Effect, except as disclosed in the Prospectus (exclusive of any supplement thereto), or that in any manner questions the validity of this Agreement or the Shares;

          (v) neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (i) the organizational documents of the Company or any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries known to such counsel of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the subsidiaries or any of its or their properties; except in the case of (ii) and (iii) above for any such conflicts, breaches or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or have the effect of preventing the Company from performing any of its obligations under this Agreement.

          (vi) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company is subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

          (vii) such counsel is of the opinion that each document incorporated by reference in the Prospectus (except for financial statements and other financial data, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act, and the rules and regulations of the Commission thereunder; and

          (viii) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     Such counsel shall also have furnished to you a written statement, in form and substance satisfactory to you, to the effect that nothing has come to such counsel's attention that causes such counsel to believe that (except for financial statements and schedules and other financial data, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 referred to above) the Registration Statement at the time the Registration Statement became effective or as of the Execution Time contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     With respect to the preceding paragraph, such counsel may state that such counsel's opinion and belief is based upon such counsel's participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.

     (g) You shall have received on the Closing Date an opinion of Mayer, Brown, Rowe & Maw, counsel for the Underwriters, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the

Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (h) You shall have received on the date hereof and on the Closing Date letters dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to you, from KPMG LLP, confirming that they are independent public accountants within the meaning of the Securities Act and the Exchange Act and the respective published rules and regulations thereunder and stating, as of the date hereof or the Closing Date, as the case may be (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to either such date), the conclusions and findings of such firm with respect to the financial information and other matters as provided in SAS No. 72. References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

     (i) You shall have received from the Company, prior to the Closing Date, such further information, certificates and documents as you may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the receipt by you on the Option Closing Date of such supplemental opinions, certificates and letters as you may reasonably request confirming as of such date the opinions, certificates and letters delivered on the Closing Date.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown, Rowe & Maw, counsel for the Underwriters, at 190 South LaSalle Street, Chicago, Illinois 60603, on the Closing Date.

     6. Agreements. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) To cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and to provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) To furnish you and counsel for the Underwriters, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (e) below, as many copies of the Prospectus, and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

     (c) The Company will pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of each preliminary prospectus, the Prospectus and any supplement to either of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all agreements of documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on any exchange; (vi) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospectus purchasers of the Shares; (vii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (viii) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

     (d) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Shares, to furnish you a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement (other than quarterly and annual reports on Forms 10-Q and 10-K or current reports on Form 8-K) to which you reasonably object.

     (e) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to (i) notify you of such event, and (ii) prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, in such quantities as you may reasonably request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

     (f) To endeavor with the assistance of your counsel to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as you shall reasonably request and to pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification, as well as all filing fees payable in connection with the review (if any) of the offering of the Shares by the National Association of Securities Dealers, Inc.; provided, however, that in connection therewith the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to take any action that would subject it to service of process in suits, other than those arising out of the offering and sale of the Shares, in any jurisdiction in which it is not now subject, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

     (g) To make generally available to the Company's security holders as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

     (h) To use its best efforts to have the Shares listed on each exchange upon which the Prospectus states the Shares will be listed, if any.

     (i) During a period of two years from the Execution Time, to furnish or make available, whether in hard copy or electronic form, to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

     7.  Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that, under the heading "Underwriting" or "Plan of Distribution" in any preliminary prospectus and the Prospectus, (i) the list of Underwriters and their respective participation in the sale of the Shares, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     The indemnity and contribution agreements contained in this Section 7, the provisions of Section 10 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination or cancellation of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange, or minimum prices have been established by such exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or any significant change in financial markets or any calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

     9. Default by an Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, the non-defaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such non-defaulting Underwriters do not purchase all of the Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. Reimbursement of Underwriters' Expenses. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure, inability or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or because of any termination pursuant to Section 8 hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally on demand for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     The Underwriters agree to advise the Company promptly of the completion of the distribution of the Shares.

     11. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to FMC Corporation,
Attention: Treasurer (fax no.: (215) 299-6557) and confirmed to the General Counsel, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103,
Attention: General Counsel (fax no.: (215) 299-6728)).

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employee, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    * * * * *

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                     Very truly yours,

                                                     FMC CORPORATION


                                                     By:
                                                        -----------------------
                                                          Name:
                                                          Title:

Accepted, June 5, 2002

SALOMON SMITH BARNEY INC.

Acting on behalf of themselves and the several
  Underwriters named in Schedule I hereto

By:  SALOMON SMITH BARNEY INC.

By:
   ----------------------
      Name:
      Title:

                                   SCHEDULE I


                                                                   Number of
                                                                  Firm Shares
Underwriter                                                       be Purchased
-----------                                                       ------------

Salomon Smith Barney Inc. ...................................   3,250,000

                  Total .....................................   3,250,000